SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
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      14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                                  ASTRALIS LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X|   No fee required.
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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
            registration statement number, or the form or schedule and the date
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      (1)   Amount Previously Paid:
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      (3)   Filing Party:
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      (4)   Date Filed:
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

                                  Astralis Ltd.
                                75 Passaic Avenue
                           Fairfield, New Jersey 07004

                                                               November 18, 2003

Dear Fellow Stockholder:

      On behalf of the Board of Directors of Astralis Ltd. ("Astralis"), I cordially invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of Astralis. The formal notice of the Special Meeting appears on the next page. During the Special Meeting, stockholders who are present will have the opportunity to meet and ask questions of our senior management team.

      The purpose of the meeting is to seek the approval of our stockholders for an amendment of our Certificate of Incorporation to increase our authorized capital stock. We intend to offer units consisting of shares of our common stock and warrants to purchase shares of our common stock in a private placement. In order to complete the private placement, we will need the approval of our stockholders to amend our Certificate of Incorporation to increase our authorized capital stock.

      THE PROPOSAL. At the Special Meeting, you will be asked to consider the following proposal:

      AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK. At the Special Meeting, you will be asked to consider and approve an amendment of our Certificate of Incorporation which provides authority to issue up to 153,000,000 shares of capital stock, divided into 150,000,000 shares of common stock and 3,000,000 shares of preferred stock.

      Our Board of Directors approved the proposal and recommends that you vote FOR its approval.

      THE SPECIAL MEETING. All stockholders are invited to attend the Special Meeting in person. The approval of the amendment of our Certificate of Incorporation requires the affirmative vote of a majority of outstanding shares of our common stock.

      Whether or not you expect to attend the Special Meeting in person, please complete, sign and promptly return the enclosed proxy card in the enclosed envelope, which does not require postage if mailed in the United States, to assure representation of your shares. You may revoke your proxy at any time before it has been voted, and if you attend the meeting, you may vote in person even if you have previously returned your proxy card.

      Stockholders are urged to review carefully the information contained in the accompanying proxy statement. We believe that interaction between stockholders and management is important and hope that you will be able to attend the Special Meeting. Your interest and support in the affairs of Astralis are appreciated.

                                          Sincerely,


                                          Mike Ajnsztajn
                                          Chief Executive Officer

                                  ASTRALIS LTD.
                                75 Passaic Avenue
                           Fairfield, New Jersey 07004

--------------------------------------------------------------------------------
                    Notice Of Special Meeting Of Stockholders
                          To Be Held December 15, 2003
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Astralis Ltd. ("Astralis") will be held at 4 Gateway Center, 100 Mulberry Street, 14th Floor, Newark, New Jersey on December 15, 2003 at 10 a.m., Eastern Time for the following purposes:

      (1) To approve an amendment of the Certificate of Incorporation of Astralis to increase the number of authorized shares of capital stock to 153,000,000 divided into (i) 150,000,000 shares of common stock, par value $0.0001 per share and (ii) 3,000,000 shares of preferred stock, par value $0.001 per share of which 2,000,000 shares are designated as Series A Convertible Preferred Stock; and

      (2) To approve such other matters that come before the Special Meeting, or any adjournment thereof, that are required to be approved by the stockholders of Astralis.

      Our Board of Directors has fixed the close of business on October 27, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

      Your attention is directed to the accompanying proxy statement for further information regarding the proposal to be made.

      All stockholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                       By Order of the Board of Directors


                                       Gina Tedesco
                                       Chief Financial Officer and Secretary

                                  ASTRALIS LTD.

                                 Proxy Statement

      This proxy statement is furnished by the Board of Directors of Astralis Ltd., a Delaware corporation, in connection with the solicitation of proxies to be used at the Special Meeting of Stockholders to be held on December 15, 2003 at 4 Gateway Center, 100 Mulberry Street, 14th Floor, Newark, New Jersey at 10 a.m., Eastern Time, and at any adjournment or postponement thereof.

      Only stockholders who hold common stock of Astralis at the close of business on October 27, 2003, the record date, will be entitled to vote at the Special Meeting. At the Special Meeting, Astralis stockholders will be asked:

(1) To approve an amendment of the Certificate of Incorporation of Astralis to increase the number of authorized shares of capital stock to 153,000,000 divided into (i) 150,000,000 shares of common stock, par value $0.0001 per share and (ii) 3,000,000 shares of preferred stock, par value $0.001 per share of which 2,000,000 shares are designated as Series A Convertible Preferred Stock; and

(2) To approve such other matters that come before the Special Meeting, or any adjournment thereof, that are required to be approved by the stockholders of Astralis.

      Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. Your vote is very important.

      We encourage you to read this entire document carefully.

                    Proxy Statement dated November 18, 2003.

                              QUESTIONS AND ANSWERS

Q.    Why am I receiving these materials?

A.    Amendment of the Certificate of Incorporation:

      Under Delaware law, an amendment of the Certificate of Incorporation requires stockholder approval. Our Board of Directors has determined that it is in our best interests and the best interests of our stockholders to seek additional financing for our company through a private placement of securities. We intend to offer units consisting of shares of our common stock and warrants to purchase common stock in the private placement. The number of shares of our common stock and the number of shares underlying the warrants which will be issued in the proposed private placement would exceed the maximum of 78,000,000 shares currently authorized by our Certificate of Incorporation. In addition, we have signed a non-binding term sheet with SkyePharma PLC ("SkyePharma") pursuant to which, upon the execution of a binding agreement, SkyePharma will agree to convert its outstanding shares of our Series A Preferred Stock into shares of our common stock immediately following the closing of our private placement. We must increase our authorized capital stock in order to complete the private placement and the proposed conversion.

      We are sending you these materials to help you decide whether to approve the amendment of the Certificate of Incorporation to increase our authorized capital stock. The Certificate of Amendment of our Certificate of Incorporation is attached as Appendix A to this proxy statement.

Q. How will the amendment to the Certificate of Incorporation affect my ownership of Astralis?

A. The amendment of our Certificate of Incorporation will permit us to proceed with the proposed private placement. As a result of the issuance of units pursuant to the terms of the private placement, your shares will represent a significantly smaller percentage of the total shares that will be outstanding after the issuance of units pursuant to the private placement. In addition, as a result of the increase in our authorized capital stock, our Board of Directors may issue additional shares of stock that may further dilute your percentage of ownership of our stock.

Q. Does the Board of Directors of Astralis recommend voting in favor of the amendment of the Certificate of Incorporation?

A. Our Board of Directors has determined that the amendment of the Certificate of Incorporation is fair to, and in the best interests of, our stockholders. Our Board of Directors recommends that stockholders vote FOR the amendment of the Certificate of Incorporation.

Q.    Who can vote on the amendment of the Certificate of Incorporation?

A. Holders of our common stock at the close of business on October 27, 2003, the Record Date relating to the Special Meeting, may vote on the amendment of the Certificate of Incorporation.

Q.    What if I do not vote or abstain?

A. If you fail to respond, it will have the same effect as a vote against the proposal to be considered at the Special Meeting.

      o If you respond and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the proposals to be considered at the Special Meeting.

      o If you respond and abstain from voting, your proxy will have the same effect as a vote against the proposals to be considered at the Special Meeting.

Q.    What do I need to do now?

A. Read this proxy statement. If your shares are held by a broker in "street name," follow the voting directions provided to you by your broker. If your shares are held in your name, and you wish to vote by proxy, complete your proxy card and indicate how you want to vote. Sign and mail the proxy card in the enclosed return envelope as soon as possible. You should complete, sign and return your proxy card even if you currently expect to attend the Special Meeting and vote in person. Mailing in a proxy card now will not prevent you from later canceling or "revoking" your proxy right up to the day of the Special Meeting, and you will ensure that your shares get voted if you later find you are unable to attend. If you sign and send in the proxy card and do not indicate how you want to vote, your proxy will be voted FOR the amendment of the Certificate of Incorporation.

Q. If my broker holds my shares in "street name," will my broker vote my shares for me?

A. YOUR BROKER WILL VOTE YOUR SHARES ONLY IF YOU TELL THE BROKER HOW TO VOTE. TO DO SO, FOLLOW THE DIRECTIONS YOUR BROKER PROVIDES. IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS TO YOUR BROKER, YOUR BROKER WILL NOT VOTE YOUR SHARES AND THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

Q.    Can I change my vote after I have mailed my signed proxy card?

A. Yes. You can change your vote at any time before the vote is taken at the Special Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Chief Financial Officer and Secretary of Astralis at 75 Passaic Avenue, Fairfield, New Jersey 07004. We must receive the notice or new proxy card before the vote is taken at the Special Meeting. Third, you can attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Special Meeting or the amendment of the Certificate of Incorporation, you should contact:

                                  Astralis Ltd.
                                75 Passaic Avenue
                           Fairfield, New Jersey 07004
         Attention: Gina Tedesco, Chief Financial Officer and Secretary
                                 (973) 227-7168

THE SPECIAL MEETING

      This proxy statement is first being mailed or delivered by us to our stockholders on or about November 18, 2003, and is accompanied by the notice of the Special Meeting and a form of proxy that is solicited by our Board of Directors for use at the Special Meeting and at any adjournments or postponements thereof.

Date, Time and Place; Proposal to be Considered

      The Special Meeting is scheduled to be held on December 15, 2003, at 10 a.m., Eastern Time, at 4 Gateway Center, 100 Mulberry Street, 14th Floor, Newark, New Jersey. At the Special Meeting, our stockholders will be asked to consider and approve:

            (1) an amendment of the Certificate of Incorporation of Astralis to increase the number of authorized shares to 153,000,000 divided into (i) 150,000,000 shares of common stock, par value $0.0001 per share and (ii) 3,000,000 shares of preferred stock, par value $0.001 per share of which 2,000,000 shares are designated as Series A Convertible Preferred Stock; and

            (2) such other matters that come before the Special Meeting, or any adjournment thereof, that are required to be approved by the stockholders of Astralis.

Record Date and Voting

      Our Board of Directors has fixed October 27, 2003 as the record date for determination of holders of Astralis common stock entitled to notice of, and to vote at, the Special Meeting. Only holders of record of our common stock at the close of business on the record date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On October 27, 2003, there were issued and outstanding, 37,538,189 shares of Astralis common stock and 2,000,000 shares of Series A Convertible Preferred Stock. Each share of common stock is entitled to one vote on all matters to be voted upon at the Special Meeting.

      A quorum consists of a majority of our outstanding common stock represented in person or by proxy and entitled to vote at the Special Meeting. Any stockholder present in person or by proxy who abstains from voting on any particular matter will be counted in determining whether or not a quorum is present. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the amendment of the Certificate of Incorporation. Certain of our officers and directors, owning in the aggregate 22,320,000 shares (or 59.46%) of our common stock have indicated that they intend to vote in favor of the resolution to amend the Certificate of Incorporation. As a result, we expect that the resolution will be approved.

      Votes will be counted and certified by one or more Inspectors of Elections who may be employees of Astralis.

      If the enclosed proxy card is executed properly and received by us prior to the close of voting at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED "FOR" THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

      Our Board of Directors is not aware of any matters other than the amendment of the Certificate of Incorporation that may be properly brought before the Special Meeting. If any other matters properly come before the Special Meeting or any adjournments or postponements of the Special Meeting and are voted on, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of our Board of Directors.

Proxies

      All shares of our common stock represented by properly executed proxies or voting instructions received before or at the Special Meeting will, unless the proxies or voting instructions are revoked, be voted in accordance with the instructions indicated on those proxies or voting instructions. If no instructions are indicated on a properly executed proxy card or voting instruction, the shares will be voted FOR the proposal. You are urged to mark the box on the proxy card to indicate how to vote your shares.

      If a properly executed proxy card or voting instruction is returned and the stockholder has abstained from voting on adoption of the proposals, the shares of common stock represented by the proxy or voting instruction will be considered present at the special meeting for purposes of determining a quorum, but will not be considered to have been voted in favor of adoption of the proposal. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If an executed proxy card is returned by a broker or bank holding shares which indicates that the broker or bank does not have discretionary authority to vote on adoption of the proposal, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of adoption of the proposal. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker or bank.

      Because adoption of the proposal requires the affirmative vote of at least a majority of our outstanding common stock voting at the meeting, abstentions, failures to vote and broker non-votes will have the same effect as a vote against adoption of the proposal.

Revocability of Proxies

      The accompanying form of proxy is for use at the meeting if a holder of our common stock is unable to attend in person. The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

      o delivering to Gina Tedesco, Chief Financial Officer and Secretary, Astralis Ltd., 75 Passaic Avenue, Fairfield, New Jersey 07004, a written notice of revocation prior to the Special Meeting or a duly executed proxy bearing a later date; or

      o     attending the Special Meeting and voting in person.

      If you have instructed a broker or bank to vote your shares, you must follow the directions received from your broker or bank as to how to change your vote.

      All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted in the manner specified therein.

Solicitation of Proxies

      The costs of soliciting proxies in the form enclosed herewith will be borne entirely by us. In addition to the solicitation of proxies by mail, proxies may be solicited by our officers and directors and our regular employees, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. Copies of solicitation materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of our common stock and normal handling charges may be paid for such forwarding services.

PROPOSAL 1 - APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK

      Our Board of Directors has approved, and recommends to our stockholders for their approval, a proposal to amend Article 4 of our Certificate of Incorporation to increase our total authorized capital stock from 78,000,000 to 153,000,000 shares. As a result of the amendment of our Certificate of Incorporation, the number of authorized shares of our common stock will increase from 75,000,000 to 150,000,000 shares. The number of authorized shares of our preferred stock will not change as a result of the amendment. Therefore, we will continue to have 3,000,000 authorized shares of preferred stock of which 2,000,000 are designated as Series A Convertible Preferred Stock. As of October 27, 2003, there were 37,538,189 shares of common stock outstanding and 19,645,237 shares were reserved for issuance upon the conversion of preferred stock and the exercise of outstanding warrants and stock options. Accordingly, prior to filing the proposed amendment to our Certificate of Incorporation, we would have 17,816,574 shares available for issuance in the private placement. Certain of our officers and directors, owning in the aggregate 22,320,000 shares (or 59.46%) of our common stock have indicated that they intend to vote in favor of the resolution to amend the Certificate of Incorporation. As a result, we expect that the resolution will be approved.

      The primary purpose of the Amendment is to permit us to proceed with our intended private placement of an aggregate of up to $10 million of our securities. Upon the terms and conditions of the private placement, we will offer units consisting of shares of our common stock and warrants to purchase shares of our common stock (the "Units"). In order to have a sufficient number of shares of common stock and common stock underlying the warrants that we will issue in the private placement, we must amend our Certificate of Incorporation in order to increase the number of authorized shares. Although we anticipate that the Units will be offered at a discount to the market price of our common stock, the offering price has not yet been determined and once determined may be changed as market conditions and the market price of our common stock fluctuate. As a result, we cannot know with certainty how many shares of common stock we will issue in the private placement. The proposed amendment of our Certificate of Incorporation authorizes a greater number of shares of common stock than we will likely issue in the private placement so that we may have the flexibility to issue shares of common stock in the future to finance our operations or for other purposes that our Board of Directors may determine. Other than in connection with the proposed private placement and the proposed conversion, we have no plans, arrangements or understandings, whether written or oral, for the issuance of additional shares that would be authorized under the Amendment.

      Recent Developments. We have signed a non-binding term sheet with SkyePharma pursuant to which, upon the execution of a binding agreement, SkyePharma will agree to convert its outstanding shares of our Series A Preferred Stock into shares of our common stock immediately following the closing of our private placement. In consideration of the agreement of SkyePharma to convert its shares of Series A Preferred Stock, we will adjust the conversion price of the shares of Series A Preferred Stock upon the closing of the private placement. The conversion price will be $0.80 per share, subject to adjustment based on the price of securities offered in the private placement. The term sheet also provides that in connection with the conversion of the Series A Preferred Stock by SkyePharma, SkyePharma would enter into an agreement with us whereby we would, upon the attainment of certain future milestones, obtain the right to repurchase 12,500,000 shares of our common stock from SkyePharma based on the conversion price. The term sheet is non-binding and is subject to the negotiations by us and SkyePharma of definitive agreements.

      Reasons for the Private Placement and the Amendment of the Certificate of Incorporation. Our current cash is expected to be sufficient to fund operations through the fourth quarter of 2003. As a result of discussions regarding our capital requirements, our Board of Directors and our management determined that we should raise additional capital through the sale of equity securities. We intend to sell an aggregate of up to $10 million of our securities in connection with the private placement. We must increase our authorized capital stock in order to have a sufficient number of shares and shares underlying the warrants we intend to issue in the private placement. If we are unable to obtain stockholder approval of the amendment of our Certificate of Incorporation to increase authorized capital stock, we will be unable to sell all of the securities we intend to offer in the private placement. As a result, we will still be able to issue up to 17,816,574 shares of common stock, but may have to seek alternative sources of funding which may be on terms substantially less favorable to us or may not be available at all. In addition, we may have to close the private placement offering on less than $10 million. This may result in us receiving insufficient capital to fund our ongoing operations.

      Impact of the Issuance on Existing Stockholders. If this Proposal is approved, our existing stockholders will hold a smaller percentage of our outstanding capital stock and will have less influence over our affairs. The issuance by us of all shares that may be sold in the private placement, including the issuance of warrants to purchase additional shares of common stock, could increase the number of issued and outstanding shares of common stock substantially following the closing of the private placement. The issuance of additional common stock will have a significant dilutive effect on the ownership interests of our existing stockholders such as dilution to any future net income per share and any future payment of dividends per share, dilution to the voting rights of current holders of common stock, and potentially decreasing the market value of the common stock to the extent shares are sold for a price less than the current market value of the stock. Furthermore, the increase in the number of shares of common stock available for sale in the market could depress the market price of our common stock. Finally, the issuance from time to time of additional shares of common stock available following the proposed private placement could have similar adverse consequences in the future.

      Investment Banker. Our Board of Directors, including a majority of all independent directors, have approved the retention of Fabien Pictet and Partners to act as our Investment Banker in connection with the proposed private placement. Fabien Pictet, chairman of Fabien Pictet and Partners, is a member of our Board of Directors. We have agreed to pay Fabien Pictet and Partners a finder's fee equal to 5% of the total proceeds received from investors in the private placement. We will also issue to Fabien Pictet and Partners warrants to purchase Units equal to 4% of the total number of Units sold in the private placement.

      Subscribers. We intend to sell Units only to investors who qualify as "accredited investors" under Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

      Registration of Securities. In connection with the proposed private placement, we intend to file with the Securities and Exchange Commission a Registration Statement to permit the resale of the common stock and the common stock underlying the warrants issued in the private placement.

      Use of Proceeds. We intend to use the proceeds from the private placement for research and development, clinical studies, marketing and working capital. We hope to raise sufficient proceeds from the proposed private placement to meet our capital requirements for approximately 12 months.

      Our Board of Directors has approved the amendment of the Certificate of Incorporation to increase our authorized capital stock and recommends that you vote FOR such amendment.

                                  OTHER MATTERS

      As of the date of this proxy statement, we are not aware of any matters that will be presented for consideration at the Special Meeting other than the proposal referred to in this proxy statement. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect thereto in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. These SEC filings are available to the public at the world wide web site maintained by the SEC at "http://www.sec.gov."

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      Stockholders who wish to present proposals to be included in the our proxy materials for the 2004 Annual Meeting of Stockholders must submit such proposals to our Secretary at Astralis Ltd., 75 Passaic Avenue, Fairfield, New Jersey 07004 by February 17, 2004. For any proposal that is not submitted for inclusion in next year's proxy materials, but is instead sought to be presented directly at the 2004 Annual Meeting, SEC rules permit us to exercise discretionary voting authority to the extent conferred by proxy if we: (1) receive notice of the proposal before May 3, 2004 and advise shareholders in the 2004 proxy statement of the nature of the proposal and how management intends to vote on such matter or (2) do not receive notice of the proposal before May 3, 2004. Notices of intention to present proposals at the 2004 Annual Meeting should be submitted to our Secretary at Astralis Ltd., 75 Passaic Avenue, Fairfield, New Jersey 07004.

                                   APPENDIX A

                         CERTIFICATE OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                                  ASTRALIS LTD.

      It is hereby certified that:

      1. The Certificate of Incorporation of the Corporation is hereby amended by striking out the first sentence of Article 4(a) thereof and by substituting in lieu of said sentence the following new sentence:

            "The total number of shares of stock which the corporation shall have authority to issue is 153,000,000 shares as follows: (i) 150,000,000 shares shall be designated as common stock, par value $.0001 per share; and (ii) 3,000,000 shares shall be designated as preferred stock, par value $.001 per share."

      2. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      3. The effective time of the amendments herein certified shall be the date of filing of this Certificate of Amendment.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name on this ___ day of _________, 2003.

                                                 ASTRALIS LTD.


                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                                                           PROXY

                                  ASTRALIS LTD.
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                       THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 15, 2003

      The undersigned hereby appoints Mike Ajnsztajn and/or Gina Tedesco, each with full power of substitution, as proxies for the undersigned to attend the Special Meeting of Stockholders of Astralis Ltd. (the "Company"), to be held at 4 Gateway Center, 100 Mulberry Street, Newark, New Jersey on December 15, 2003 at 10 a.m., Eastern Time, or any adjournment thereof, and to vote the number of shares of capital stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock to 153,000,000 divided into (i) 150,000,000 shares of common stock, par value $0.0001 per share and
(ii) 3,000,000 shares of preferred stock par value $0.001 per share of which 2,000,000 shares are designated as Series A Convertible Preferred Stock.

          |_| FOR              |_| AGAINST             |_| ABSTAIN

      The Proxies will vote as specified herein or, if a choice is not specified, they will vote "FOR" the proposal set forth above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

      When shares are held by two or more persons as joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:
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                                                        Signature